EST. 1892

Abercrombie & Fitch

NEW YORK

TAG 8TH ANNUAL SPRING CONSUMER CONFERENCE

MARCH 22, 2016

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

A&F cautions that any forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995) contained in this presentation or made by management or spokespeople of A&F involve risks and uncertainties and are subject to change based on various important factors, many of which may be beyond the company's control. Words such as "estimate," "project," "plan," "believe," "expect," "anticipate," "intend," and similar expressions may identify forward-looking statements. Except as may be required by applicable law, we assume no obligation to publicly update or revise our forward-looking statements. The factors included in the disclosure under the heading "FORWARD-LOOKING STATEMENTS AND RISK FACTORS" in "ITEM 1A. RISK FACTORS" of A&F's Annual Report on Form 10-K for the fiscal year ended January 31, 2015 in some cases have affected, and in the future could affect, the company's financial performance and could cause actual results for the 2015 Fiscal year and beyond to differ materially from those expressed or implied in any of the forward-looking statements included in this presentation or otherwise made by management.

OTHER INFORMATION

The following presentation includes certain adjusted non-GAAP financial measures. Additional details about non-GAAP financial measures and a reconciliation of GAAP financial measures to non-GAAP financial measures is included in the news release issued by the company on March 2, 2016, which is available in the "Investors" section of the Company's website, located at www.abercrombie.com. As used in the presentation, "GAAP" refers to accounting principles generally accepted in the United States of America.

All dollar and share amounts are in 000's unless otherwise stated. Sub-totals and totals may not foot due to rounding.

Net income and net income per share financial measures included herein are attributable to Abercrombie & Fitch Co., excluding net income attributable to noncontrolling interests.

FISCAL 2015 COMPARABLE SALES BY BRAND*



COMPARABLE SALES
6%
4%
2%
0%
(2)%
(4)%
(6)%
(8)%
(6)%
(8)%
(9)%
(1)%
(4)%
(7)%
3%
(1)%
(5)%
4%
1%
(2)%
Q1
Q2
Q3
Q4
ABERCROMBIE(1)
HOLLISTER
TOTAL COMPANY

* Comparable sales are calculated on a constant currency basis. Sales include store and DTC sales.

ADJUSTED P&L SUMMARY

(MILLIONS)	2015	% OF SALES	2014	% OF SALES
NET SALES	$3,519	100%	$3,744	100%
GROSS PROFIT	2,178	61.9%	2,314	61.8%
OPERATING EXPENSE	2,050	58.3%	2,137	57.1%
OPERATING INCOME	136	3.9%	192	5.1%
NET INCOME	$78	2.2%	$112	3.0%
NET INCOME PER DILUTED SHARE	$1.12		$1.54	
WEIGHTED-AVERAGE DILUTED SHARES OUTSTANDING	69.4		72.9	

STRATEGIC INITIATIVES

CUSTOMER CENTRICITY

BRAND POSITIONING

COMPELLING ASSORTMENTS

OPTIMIZE BRAND REACH

CONTINUOUS PROFIT IMPROVEMENT

ORGANIZE TO SUCCEED

EASIER, FASTER

MORE ENGAGING

SHOPPING EXPERIENCE


SHORTS
$10

tell us how we're doing!

and receive

10% off

your next purchase

we'd love to hear your thoughts at www.tellanf.com

exclusions may apply. see details.

CUSTOMER CENTRICITY | NEW HOLLISTER PROTOTYPE

DRIVING

TRAFFIC & SALES

ADDITIONAL

60 STORES IN 2016







CUSTOMER CENTRICITY | DIGITAL

DTC/OMNICHANNEL

24%

OF TOTAL SALES

INCREASING

MOBILE PENETRATION


EST. 1892
Abercrombie & Fitch
NEW YORK
REVIEWS
Graphic Cowl Neck Sweatshirt
ADD TO BAG

CUSTOMER CENTRICITY | OMNICHANNEL

SHIP-FROM-STORE

>600

US STORES

ORDER-IN-STORE

ALL US

STORES



Verizon
9:01 AM
hollisterco.com
Oxford Pocket Shirt
ONLINE EXCLUSIVE
ADD TO BAG
SAVE
SHARE
WESTFARMS
Change
Reserve in Store as soon as today

CLICK-AND-COLLECT

IN THE **UK**

RESERVE-IN-STORE

TESTING

IN 6 US MARKETS



SAVE
SHARE
WESTFARMS
Change
Reserve in Store as soon as today

BRAND POSITIONING | CUSTOMER ENGAGEMENT

INSTAGRAM

HOLLISTER RANKED #1

RETAILER (ADWEEK)


Instagram
hollisterco
FOLLOW
4,150 posts
3.1m followers
34 following
TAKE ME SOMEWHERE NEW

ABERCROMBIE RANKED #4

RETAILER (ADWEEK)


Instagram
abercrombie
FOLLOW

SNAPCHAT

1ST RETAILER TO OFFER CUSTOM SPONSORED **LENS**

20 MILLION GEOFILTER

IMPRESSIONS IN Q4


TAKE ME SOMEWHERE NEW
@HOLLISTERCO

BRAND POSITIONING | CUSTOMER ENGAGEMENT


HOLLISTER
CLUB CALI
PROFILE
HISTORY
My ID
7,250
POINTS
OF: 12,500
5,250 POINTS UNTIL NEXT $5 REWARD
HOW IT WORKS
$5
YOU'VE GOT
$5 CALI CASH*
APPLY AT CHECKOUT OR IN-STORE
NEXT REWARD EXPIRES 2/9. See details*

CLUB CALI

PILOTED
IN 2015

US ROLLOUT
IN 2016

STRATEGIC INITIATIVES | BRAND POSITIONING

EST. 1892
Abercrombie & Fitch
NEW YORK

HOLLISTER
CALIFORNIA

STRATEGIC INITIATIVES | COMPELLING ASSORTMENTS

STRENGTHEN **TEAMS** & IMPROVE CORE **PROCESSES**

FASHION,QUALITY & VALUE

BALANCE

BY CATEGORY AND PRICE TIER

TAILORED

REGIONAL ASSORTMENTS



COMPELLING ASSORTMENTS | CUSTOMER RESPONSE


TOTAL

SIGNIFICANT IMPROVEMENT
FEMALE TOPS

HIGHER
AUR IN THE US

INCREASED
CONVERSION RATE
ACROSS CHANNELS AND GEOGRAPHIES

STRATEGIC INITIATIVES | OPTIMIZE BRAND REACH

SELECTIVE

INTERNATIONAL EXPANSION

MEASURED

OUTLET GROWTH



NEW INTERNATIONAL STORES

2016: **10**

2015: **15**

OPTIMIZE BRAND REACH | WHOLESALE / FRANCHISING / LICENSING

WHOLESALE: $10 MILLION


next
LABEL
asos
Abercrombie
& Fitch
HOLLISTER

LICENSING: FRAGRANCE


SEPHORA
ABERCROMBIE
PARFUM
MAQUILLAGE
SOIN VISAGE
CORPS & BAIN
HOMME
Accueil > Homme > Parfums
Abercrombie & Fitch
Fierce
Eau de Cologne
En savoir plus
NOUVEAU
EXCLU

FRANCHISING: THREE STORES IN MEXICO


HOLLISTER

CHANNEL OPTIMIZATION | STORE CLOSURES

PROACTIVE US STORE CLOSURES

1/3 OF FLEET

SINCE 2010

LEASE FLEXIBILITY

50% OF US LEASES EXPIRE

OVER NEXT TWO YEARS



STRATEGIC INITIATIVES | CONTINUOUS PROFIT IMPROVEMENT



BUILDING ON SAVINGS OF

$250 MILLION

STRONG FOCUS ON DRIVING

PRODUCTIVITY & EFFICIENCY

2016 CAPITAL ALLOCATION

IN THE RANGE OF

$150-$175 MILLION



STORES
(~$70M)
DTC / IT
(~$70M)



Abercrombie
& Fitch
abercrombie kids





HOLLISTER
CALIFORNIA

STRATEGIC INITIATIVES | ORGANIZE TO SUCCEED

STRENGTHENING

TEAMS

TALENTED AND EXPERIENCED

LEADERS



2016 OUTLOOK*

FOR FISCAL 2016, THE COMPANY EXPECTS:

FLAT TO SLIGHTLY POSITIVE COMP SALES

CONTINUED ADVERSE EFFECTS FROM FX ON SALES

GROSS MARGIN RATE ~FLAT TO LAST YEAR'S ADJUSTED NON-GAAP RATE OF 61.9%, BUT UP ON A CONSTANT CURRENCY BASIS

SLIGHT LEVERAGE IN OPERATING EXPENSE RELATIVE TO LAST YEAR'S ADJUSTED NON-GAAP RATE OF 58.3%

IMPROVEMENT OVER LAST YEAR'S ADJUSTED NON-GAAP OPERATING INCOME, DESPITE AN ADVERSE EFFECT FROM FX

EFFECTIVE TAX RATE IN THE MID-TO-UPPER 30S

WEIGHTED AVERAGE DILUTED SHARE COUNT OF ~68 MILLION SHARES, EXCLUDING THE EFFECT OF POTENTIAL SHARE BUYBACKS

* Excluded from the company's full year outlook are potential charges, such as those related to impairments, store closings and its strategic initiatives.

EST. 1892
Abercrombie
& Fitch
NEW YORK